SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 30, 2004

(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12.                               Results of Operations and Financial Condition.

On April 30, 2004, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release providing an update on the commercialization of Plenaxis™ (abarelix for injectable suspension) in the United States and announcing its financial results for the three months ended March 31, 2004.  This press release is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K and is attached hereto as Exhibit 99.1.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2004	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Kevin F. McLaughlin
Kevin F. McLaughlin Executive Vice President, Chief Financial Officer, Treasurer and Secretary